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                               NORTHWEST AIRLINES, INC.
                                 AMENDATORY AGREEMENT



    THIS AGREEMENT, made and entered into this 8th day of October, 1996 by and between the County of Wayne, a Michigan Charter County, by and through its Chief Executive Officer, with principal offices located at 600 Randolph Street, Detroit, Michigan 48226, hereinafter referred to as "LESSOR", and Northwest Airlines, Inc., a Minnesota corporation, with principal offices located at 5101 Northwest Drive, St. Paul, Minnesota 55111-3034, hereinafter referred to as "LESSEE".

    WITNESSETH:

    WHEREAS, the parties hereto have entered into an Airport Agreement dated February 26, 1959, as amended, hereinafter referred to as the "Basic Agreement", whereby LESSOR granted unto LESSEE certain rights, licenses, and privileges at the Detroit Metropolitan Wayne County Airport, located in the City of Romulus, County of Wayne, Michigan, hereinafter referred to as the "Airport"; and

    WHEREAS, it is necessary to amend the Basic agreement to reflect changes in LESSEE'S exclusive and non-exclusive use and occupancy of certain space as a result of expansion and reductions in rental areas, to establish the applicable rental rates and effective dates to the foregoing and to replace exhibits to delineate the present occupied space.

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    NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, the Basic Agreement is amended as follows:

    1. Article IB, entitled "PREMISES IN AND ADJACENT TO L. C. SMITH TERMINAL (BUILDING 603), JAMES M. DAVEY TERMINAL (BUILDING 601), AND CONCOURSES A, C, D, E, F AND G is hereby deleted in its entirety and the following is substituted in lieu thereof:

    B.   PREMISES IN AND ADJACENT TO L. C. SMITH TERMINAL(BUILDING 603), JAMES
         M. DAVEY TERMINAL (BUILDING 601), MICHAEL BERRY INTERNATIONAL TERMINAL (BUILDING 520) AND CONCOURSES A, B, C, D, E, F and G: From and after the applicable effective dates set forth in Article IIIA entitled RENTAL WITH RESPECT TO PREMISES IN L. C. SMITH TERMINAL (BUILDING
         603), JAMES M. DAVEY TERMINAL (BUILDING 601), MICHAEL BERRY INTERNATIONAL TERMINAL (BUILDING 520) AND CONCOURSES A, B, C, D, E, F and G, LESSOR grants to LESSEE the exclusive use of the space identified as Exclusive Areas in Subparagraph (1) of the said Article III A, the preferential use of areas identified as Preferential Use in Subparagraph (2) of the said Article IIIA and the use in common with others so authorized identified as Common Areas in Subparagraph (3) of said Article IIIA, in and adjacent to the L. C. Smith Terminal (Building 603), James M. Davey Terminal (Building 601), Michael Berry International Terminal (Building 520) and Concourses A, B, C, D, E, F, and G all such Exclusive Areas, Preferential Areas and Common Areas being shown and


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         delineated on Exhibits 1 through 29 all dated January 1, 1996 and
         Exhibits 30 and 31 (dated July 1, 1996), attached hereto and made part hereof.

              LESSEE shall have the right to use of all such space in the L. C. Smith Terminal (Building 603), James M. Davey Terminal (Building 601), Michael Berry International Terminal (Building 520) and Concourses A, B, C, D, E, and F and G, with respect to which it is granted the exclusive use hereunder, and all space and facilities with respect to which it is granted the non-exclusive use hereunder for any and all purposes in connection with or incidental to its business including, without limiting the generality hereof, the handling, ticketing, billing and manifesting of passengers, baggage, cargo, property and mail, and the installation, maintenance and operation of radio and other communications equipment and facilities and meteorological and navigational equipment and facilities.

              LESSEE shall have the right, in common with others so authorized, to use Waste Disposal Buildings 606 and 527 for the purposes of disposal of sanitary waste from LESSEE's aircraft.

    The foregoing amendment to Article I B is without prejudice to the substitute space rights initially granted to LESSEE under the said Article I B as previously amended.

    2. Exhibits 7 (dated 10-1-93), 8 (dated 6-1-89), 9 dated (6-1-89), 10
(dated 6-1-92), 16 (dated 6-1-92), 19 (dated 6-1-89), 21 (dated 6-1-89), 30
(dated 6-1-89), 32 (dated 6-1-89), 34 (dated 6-1-89), 38 (dated 6-1-92), 40
(dated 10-1-93), 56 (dated 6-1-89), 58 (dated 6-1-89), 59 (dated 6-1-89, 60
(dated 6-1-89), 61 (dated 6-1-89), 62 (dated 6-1-89), 64 (dated 6-1-89), 65


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(dated 6-1-89), 66 (dated 6-1-89), 68 (dated 6-1-89), and 70 (dated 6-1-89)
attached hereto and made a part hereof are deleted in their entireties from the Basic Agreement, and Exhibits 1 through 29 all dated January 1, 1996 and Exhibits 30 and 31, each dated July 1, 1996, attached hereto and made a part thereof are substituted in lieu thereof.

    3. Article III A. entitled "RENTAL WITH RESPECT TO SPACE IN L. C. SMITH TERMINAL (BUILDING 603), JAMES M. DAVEY TERMINAL (BUILDING 601) AND CONCOURSES A, C, D, E, F and G" as amended, of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

    A.   RENTAL WITH RESPECT TO PREMISES IN L. C. SMITH TERMINAL (BUILDING
         603), JAMES M. DAVEY TERMINAL (BUILDING 60l), MICHAEL BERRY INTERNATIONAL TERMINAL (BUILDING 520), AND CONCOURSES A, B, C, D, E, F and G: From and after the effective dates hereinafter set forth, rental of the Premises In And Adjacent To L. C. Smith Terminal (Building 603), James M. Davey Terminal (Building 60l), Michael Berry International Terminal (Building 520) and Concourses A, B, C, D, E, F and G assigned exclusively to LESSEE in accordance with Article IB hereof, or designated as Common Areas, shall be at the following rates per square foot per year. Said rental rates shall be subject to adjustment as provided in Paragraph C of this Article III.

              Except as otherwise provided herein, LESSEE shall pay a pro rata share of the rental applicable to common areas occupied jointly with other tenants. Rental rates for the Base Premises shall be at the following rates per square foot per year and subject to adjustment as provided in Paragraph C of this Article III.


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    A-1  PRIOR AND ADDITIONAL PREMISES - EXCLUSIVE USE

         (a) Ticket Counter and Office Area at Main Level, Building 601, comprising a total area of 1,746 square feet (Exhibit 1 dated 1-1-96): 1,117 square feet occupied as of June 18, 1968 at a current substitute space rental rate of $10.14 per square foot per year and 629 square feet occupied as of September 1, 1975 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $21,572.79.

         (b) Ticket Counter and Office Area at Main Level, Building 601 (Exhibit 1 dated 1-1-96): 1,117 square feet occupied as of October 1, 1987 at a current adjusted rental rate of $.61 per square foot per year, being a total annual rental of $681.37.

         (c) Ticket Counter and Baggage Conveyor at Main Level, Building 601 (Exhibit 1 dated 1-1-96): 1360 square feet occupied as of June 15, 1984 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $22,154.40.

         (d) Additional Ticketing Area at Main Level, Building 601 (Exhibit 1 dated 1-1-96): 101 square feet at no rental rate.

         (e) Ticket Counter and Office Area at Main Level, Building 601 (Exhibit 1 dated 1-1-96): 3,044 square feet occupied as of October 1, 1986 at a current rental rate of $10.14 per square foot per year, being a current annual rental of $30,866.16.


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         (f)  Additional Ticket Counter and Office Area at Main Level, Building
              601 (Exhibit 1 dated 1-1-96): 977 square feet occupied as of October 1, 1987,at a current substitute space rental of $10.14 per square foot per year, being a current annual rental of $9,906.78.

         (g) Baggage Make-Up Area at Apron Level, Building 601, (Exhibit 2 dated 1-1-96): 4,164 square feet occupied as of October 1, 1987 at a current substitute space rental of $10.14 per square foot per year, being a total annual rental rate of $42,222.96.

         (h) Baggage Make-up and Baggage Claim Areas at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 13,463 square feet occupied as of October 1, 1987, at a rental rate of $10.14 per square foot per year, being a total annual rental of $136,514.82.

         (i) Addition to Baggage Make-up and Baggage Claim Areas at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 3,881 square feet occupied as of October 1, 1987, at a rental rate of $16.29 per square foot per year, being a total annual rental of $63,221.49.

         (j) Baggage make-up Area at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 3,917 square feet occupied as of October 1, 1987,at a current adjusted rental rate of $.61 per square foot per year, being a total annual rental of $2,389.37.


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         (k)  Baggage Make-up Area at Apron Level, Building 60l (Exhibit 2
              dated 1-1-96): 1,044 square feet occupied as of June 3, 1986 at a current adjusted rental rate of $.61 per square foot per year, being a total annual rental of $636.84.

         (l)  Baggage Claim at Apron Level, Building 601 (Exhibit 2 dated 1-1-
              96): 1,190 square feet occupied as of June 3, 1986 at a current adjusted rental rate of $8.763 per square foot per year, being a total annual rental of $10,427.97.

         (m) Baggage Claim Area at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 631 square feet occupied as of October 1, 1987 at a rental rate of $16.29 per square foot per year, being a total annual rental of $10,278.99.

         (n) Baggage Claim and Baggage Claim Office at Apron Level, Building 601, comprising a total area of 2,962 square feet occupied as of October 1, 1987, (Exhibit 2 dated 1-1-96): 408 square feet at a current substitute space rental of $10.14 per square foot per year; 252 square feet at a current substitute space rental of $14.81 per square foot per year; and 2,302 square feet at a current rental rate of $16.29 per square foot per year, being a total annual rental of $45,368.82.

         (o) Additional Baggage Make-up Area at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 1,231 square feet occupied as of October 1, 1987, at a rental rate of $10.14 per square foot per year, being a total annual rental of $12,482.34.


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         (p)  Baggage Service Area at Apron Level, Building 601 (Exhibit 2
              dated 1-1-96): 410 square feet occupied as of October 1, 1987 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $725.70.

         (q) Exterior Baggage Conveyor Area at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 1,370 square feet occupied as of January 1, 1983, at a current rental rate of $1.77 per square foot per year being a total annual rental of $2,424.90.

         (r) Addition to Baggage Claim Area at Apron Level, Building 601 (Exhibit 2 dated 1-1-96): 1121 square feet occupied as of October 1, 1987 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $1,984.17.

         (s) Additional Baggage Make-up Area at Apron Level, Building 601 (Exhibit 3 dated 1-1-96): 27,811 square feet occupied as of October 1, 1987 at a current rental rate of $2.50 per square foot per year, being a total annual rental of $69,527.50.

         (t) VIP Office area at Apron Level, Building 601 (Exhibit 3 dated 1-1-96): 482 square feet occupied as of October 1, 1987 at a current rental rate of $3.38 per square foot per year, being a total annual rental of $1,629.16.

         (u) Parking Areas at Apron Level, Building 601 (Exhibit 3 dated 1-1-96): 26,101 square feet occupied as of October 1, 1987 at a current rental rate of $1.61 per square foot per year, being a total annual rental of $42,022.61.


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         (v)  Office Area at Mezzanine Level (North Side), Building 601
              (Exhibit 4 dated 1-1-96): 1,290 square feet occupied as of October 1, 1987, at a current rental rate of $16.29 per square foot per year, being a total annual rental of $21,014.10.

         (w) Office Area at Mezzanine Level Building 601 (Exhibit 4 dated 1-1-96) 2,267 square feet occupied as of June 16, 1983 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $36,929.43.

         (x) Employee Credit Union Office at Mezzanine Level, Building 601 (Exhibit 4 dated 1-1-96): 1,368 square feet occupied as of April 16, 1983 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $22,284.72.

         (y) Training Room at Mezzanine Level, Building 601 (Exhibit 4 dated 1-1-96): 435 square feet occupied as of February 2, 1984 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $7,086.15.

         (z) Club Area at Mezzanine Level, Building 601 (Exhibit 4 dated 1-1-96): 2,151 square feet occupied as of October 1, 1986 at a current rental rate of $10.14 per square foot per year, being a total annual rental of $21,811.14.

         (aa) World Club at Main Level, Building 601 (Exhibit 5 dated 1-1-96):
              6,240 square feet occupied as of October 1, 1987 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $11,044.80.


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         (bb) Additional Exterior Baggage Conveyor Area at Apron Level,
              Building 601 (Exhibit 6 dated 1-1-96): 8,871 square feet occupied as of October 1, 1987 at a current rental rate of $1.61 per square foot per year, being a total annual rental of $14,282.31.

         (cc) Parking Areas at Apron Level, Building 601 (Exhibit 6 dated 1-1-96): 27,734 square feet occupied as of October 1, 1987 at a current rental rate of $1.61 per square foot per year, being a total annual rental of $44,651.74.

         (dd) Parking Areas at Apron Level, Building 601 (Exhibit 6 dated 1-1-96): 5,676 square feet occupied as of October 1, 1987 at a current rental rate of $1.61 per square foot per year, being a total annual rental of $9,138.36.

         (ee) Hold Rooms, Main Level, Concourse A Satellite Building (Exhibit 7 dated 1-1-96): 5,028 square feet occupied as of July 5, 1966 at an adjusted rental rate of $.019 per square foot per year, being a total annual total rental of $95.53.

         (ff) Main Floor, Concourse A, Satellite Building (Exhibit 7 dated 1-1-96): 1,107 square feet occupied as of November 1, 1984 at a current rental rate of $.24 per square foot per year, being a total annual rental of $265.68.


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         (gg) Hold Room and Office Area at Main Level Concourse B (Exhibit 8
              dated 1-1-96): 1193 square feet occupied as of 4-1-95 at a current rental rate of $16.29 per square foot per year, being a total annual rental rate of $19,433.97.

         (hh) Operations and Storage Area at Apron Level Concourse B (Exhibit 9 dated 1-1-96): 505 square feet occupied as of 4-1-95 at a current rental rate of $16.29 per square foot per year, being a total annual rental rate of $8,226.45.

         (ii) Hold Rooms at Main Level, Concourse C extension (Exhibit 10 dated 1-1-96): 9639 square feet occupied as of June 1, 1989 at no rental charge (Lessee is paying the debt service on construction costs) terminating May 31, 1994, after which date the lease shall be on a month to month basis and may be terminated by Lessor upon 30 days advance written notice to Lessee.

         (jj) Office Room at Main Level, Concourse C Extension (Exhibit 10 dated 1-1-96): 390 square feet occupied as of June 1, 1989 at no rental charge (Lessee is paying the debt service on construction costs) terminating May 31, 1994, after which date the lease shall be on a month to month basis and may be terminated by Lessor upon 30 days advance written notice to Lessee.


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         (kk) Hold Room and Office Areas at Main Level Concourse C (Exhibit 12,
              dated 1-1-96): 6,584 square feet occupied as of April 18, 1995 at a current rental rate of $11.75 per square foot per year, being a total annual rental rate of $77,362.00.

         (ll) Additional Hold Room Area at Main Level, Concourse C (Exhibit 12 dated 1-1-96): 946 square feet occupied as of April 18, 1995 at a current rental rate of $11.75 per square foot per year, being a total annual rental rate of $11,115.50.

         (mm) Additional Special Waiting Room at Main Level Concourse C (Exhibit 12, dated 1-1-96): 394 square feet occupied as of April 18, 1995 at a current rental rate of $16.29 per square foot per year, being a total annual rental rate of $6,418.26.

         (nn) Unimproved Area at Apron Level, Concourse C (Exhibit 13 dated 1-1-96): 4,216 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $48,441.84.

         (oo) Additional Operations and Office Area at Apron Level Concourse C (Exhibit 13 dated 1-1-96): 5,194 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $59,679.06.


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         (pp) Operation Area Apron Level, Concourse C, (Exhibit 13 dated 1-1-
              96): comprising 4,060 total square feet occupied as of 10-1-93 at an adjusted rental rate of $11.19 per square foot per year, being a total annual rental of $45,431.40.

         (qq) Operation Area Apron Level, Concourse C, (Exhibit 13 dated 1-1-
              96): 1756 square feet occupied as of August 1, 1996 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $28,605.24.

         (rr) Additional Operations Area at Apron Level Concourse C (Exhibit 13 dated 1-1-96) 1,106 square feet occupied as of July 1, 1995 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $18,016.74.

         (ss) Additional Operations Area at Apron Level Concourse C (Exhibit 13 dated 1-1-96): 1,471 square feet occupied as of July 1, 1995 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $23,962.59.

         (tt) South World Club at Main Level, Building 603 (Exhibit 14 dated 1-1-96): 9,515 square feet occupied as of July 1, 1995 at a current rental rate of $1.77 per square foot per year, for maintenance and operations costs, being a total annual rental of $16,841.55.


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         (uu) Hold Areas at Gates 1, 3 and 5, Main Level, Concourse C (Exhibit
              16 dated 1-1-96): 4,559 square feet occupied as of July 1, 1995 at a current rental rate of $8.98 per square foot per year, being a total annual rental of $40,939.82.

         (vv) Operations and Office Area, Apron Level, Concourse C (Exhibit 17 dated 1-1-96): 2775 square feet occupied as of July 1, 1995 at a current rental rate of $8.98 per square foot per year, being a total annual rental of $24,919.50.

         (ww) Hold Areas at Main Level Concourse C (Exhibit 16 dated 1-1-96):
              7,681 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $88,254.69.

         (xx) Additional Hold Area at Main Level Concourse C (Exhibit 16 dated 1-1-96): 1,860 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $21,371.40.

         (yy) Hold Room at Main Level Concourse C (Exhibit 16 dated 1-1-96):
              1,576 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $18,108.24.

         (zz) Additional Hold Area at Main Level Concourse C (Exhibit 16 dated 1-1-96): 1,095 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $12,581.55.


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         (aaa)     Operations and Office Area at Apron Level Concourse C
                   (Exhibit 17 dated 1-1-96): 11,924 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $137,006.76.

         (bbb) Unimproved Operations Area at Apron Level Concourse C (Exhibit 17 dated 1-1-96): 2,426 square feet occupied as of July 1, 1995 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $39,519.54.

         (ccc) Additional Operations and Office Area at Apron Level, Concourse C (Exhibit 17 dated 1-1-96): 5,240 square feet occupied as of July 1, 1995 at a current rental rate of $11.49 per square foot per year, being a total annual rental of $60,207.60.

         (ddd)     Breakroom, Apron Level, Concourse C (Exhibit 17 dated 1-1-
                   96): 285 square feet occupied as of July 1, 1995 at a current rental rate of $16.29 per square foot per year, being a total annual rental rate of $4,642.65.

         (eee) Hold Areas and Office Area at Main Level, Concourse D (Exhibit 18 dated 1-1-96): 6,220 square feet occupied as of April 17, 1985 at a current rental rate of $10.14 per square foot per year, being a total annual rental of $63,070.80.


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         (fff)     Passenger Hold Room at Main Level, Concourse D (Exhibit 18
                   dated 1-1-96): 3,653 square feet occupied as of April 1, 1976 and May 1, 1981 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $59,507.37.

         (ggg) Operations, Office, Commissary Areas at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 10,070 square feet occupied as of April 17, 1985 at a current adjusted rental rate of $1.4764 per square foot per year, being a total annual rental of $14,867.35.

         (hhh) Additional Gates and Hold Rooms at Main Level, Concourse D (Exhibit 18 dated 1-1-96): 8,016 square feet, occupied as of May 1, 1988 the rent credit offsetting the rental charge.

         (iii) Additional Operations Area at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 9,896 square feet, occupied as of August 1, 1985 the rent credit offsetting the rental charge.

         (jjj) Operations, Storage and Stairwell Area at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 1,226 square feet occupied as of April 1, 1976 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $19,971.54.

         (kkk) Additional Space at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 1,140 square feet occupied as of April 17, 1985 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $18,570.60.


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         (lll)     Enclosed Space at Apron Level, Concourse D (Exhibit 19 dated
                   1-1-96): 640 square feet occupied as of April 1, 1985 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $1,132.80.

         (mmm) Hold Room and Office Areas at Main Level, Concourse E (Exhibit 20 dated 1-1-96): 12,246 square feet occupied as of April 1, 1976 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $199,487.34.

         (nnn) Additional Hold Room and Office Area at Main Level Concourse E (Exhibit 20, dated 1-1-96): 5,455 square feet occupied as of October 29, 1984 at a current adjusted rental rate of $0.9505 per square foot per year being a total annual rental of $5,184.98 effective January 1, 1986.

         (ooo) Operations Areas at Apron Level, Concourse E, comprising a total of 9,213 square feet occupied as of April 1, 1976 (Exhibit 21 dated 1-1-96): 6,842 square feet at a current substitute space rental of $10.14 per square foot per year; 1,445 square feet at a substitute space rental rate of $14.81 per square foot per year; 97 square feet at a current rental rate of $16.29 per square foot per year; and 829 square feet at a current rental rate of $16.29 per square foot per year, being a total annual rental of $105,862.87.


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         (ppp)     Additional Flight Crew Lounge at Apron Level, Concourse E
                   (Exhibit 21 dated 1-1-96): 1,065 square feet occupied as of August 1, 1978 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $17,348.85.

         (qqq) Flight Crew Lounge at Apron Level, Concourse E (Exhibit 21 dated 1-1-96): 704 square feet occupied as of September 1, 1977 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $11,468.16.

         (rrr) Additional Operations Areas at Apron Level, Concourse E (Exhibit 21 dated 1-1-96): 5,758 square feet occupied as of October 29, 1984 at a current adjusted rental rate of $0.61 per square foot per year, being a total annual rental of $3,512.38.

         (sss) Rest Rooms and Computer Service Room at Apron Level, Concourse E (Exhibit 21 dated 1-1-96): 784 square feet occupied as of October 29, 1984 at a current adjusted rental rate of $4.6380 per square foot per year, being a total annual rental per year, being a current annual rental of $3,636.19.

         (ttt) Additional Operations Areas at Apron Level, Concourse E (Exhibit 21 dated 1-1-96): 5,775 square feet occupied as of November 1, 1984 at a current adjusted rental rate of $.61 per square foot per year, being a total annual rental of $3,522.75.


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

         (uuu)     Tower on North Side of Concourse E (Exhibit 20 dated 1-1-
                   96): 1,589 square feet, occupied as of August 1, 1985 the rent credit offsetting the rental charge; 1,730 square feet occupied as of December 1, 1990, the rent credit offsetting the rental charge.

         (vvv) Additional Unimproved Ramp Space Adjacent to Concourse E (Exhibit 21 dated 1-1-96): 1,006 square feet occupied as of October 29, 1984 at a current adjusted rental rate of $0.61 per square foot per year, being a total annual rental of $613.66.

         (www) Unimproved Ramp Space Adjacent to Concourse E (Exhibit 21 dated 1-1-96): 1,140 square feet occupied as of September 1, 1977 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $2,017.80.

         (xxx) Hold Room and Office Area at Main Level, Concourse F (Exhibit 22 dated 1-1-96): 6,270 square feet occupied as of June 3, 1986 at a current adjusted rental rate of $.9484 per square foot per year, being a current annual rental of $5,946.47.

         (yyy) Hold Rooms, Office Areas and Lounge at Main Level, Concourse F (Exhibit 22 dated 1-1-96): 10,795 square feet occupied as of October 1, 1986 at a current rental rate of $10.14 per square foot per year, being a total annual rental of $109,461.30.

         (zzz) Addition to Hold Rooms, Concourse F, at Main Level (Exhibit 22 dated 1-1-96): 1,395 square feet occupied as of October 1, 1986 at a current rental of $16.29 per square foot per year, being a total annual rental of $22,724.55.

         (aaaa) Addition to Hold Rooms at Concourse F at Main Level (Exhibit 22 dated 1-1-96): 1,778 square feet occupied as of October 1, 1986 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $28,963.62.

         (bbbb) Offices, Class Rooms, Stairways and Pilots Lounge at Apron Level, Concourse F (Exhibit 23 dated 1-1-96): 10,016 square feet occupied as of October 1, 1986 at a current rental rate of $10.14 per square foot per year, being an annual rental of $101,562.24.

         (cccc) Addition to Room No. 102 at Apron Level, Concourse F (Exhibit 23 dated 1-1-96): 275 square feet occupied as of October 1, 1986 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $4,479.75.

         (dddd) Option Area at Apron Level, Concourse F (Exhibit 23 dated 1-1-96): 13,740 square feet occupied as of October 1, 1986, at a current rental rate of $1.61 per square foot per year, being a total annual rental of $22,121.40.

         (eeee) Electrical Room Pneumatic Tube Equipment Space at Tunnel Level, Concourse F (Exhibit 24 dated 1-1-96): 1,014 square feet occupied as of October 1, 1986 at a current rental rate of $10.14 per square foot per year, being a total annual rental of $10,281.96.

         (ffff) Operations Area at Apron Level, Concourse F, comprising a total area of 5,942 square feet occupied as of June 3, 1986 (Exhibit 23 dated 1-1-96): 4,290 square feet at a current rental rate of $10.14 per square foot per year and 1,652 square feet at a current rental rate of $16.29 per square foot per year, being a total annual rental of $70,411.68.

         (gggg) Additional Unimproved Area at Apron Level, Concourse F (Exhibit 23 dated 1-1-96): 1,006 square feet occupied as of June 3, 1986 at a current rental rate of $1.61 per square foot per year being a total annual rental of $1,619.66.

         (hhhh) Unimproved Area at Apron Level, Concourse F (Exhibit 23 dated 1-1-96): 1,101 square feet occupied as of June 3, 1986 at a current rental rate of $1.61 per square foot per year, being a total annual rental of $1772.61.

         (iiii) New Holdroom Area at Main Level, Concourse F (Exhibit 22 dated 1-1-96): 739 square feet occupied as of June 1, 1989 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $12,038.31.

         (jjjj) Additional Holdroom Area at Main Level, Concourse F (Exhibit 22 dated 1-1-96): 1,534 square feet occupied as of June 1, 1989 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $24,988.86.

         (kkkk) World Club at Main Level, Central Services Building (Exhibit 26 dated 1-1-96): 2,335 square feet occupied as of June 1, 1985 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $38,037.15.

         (llll) Parking and Storage at Apron Level, Central Services Building (Exhibit 27 dated 1-1-96): 4,845 square feet occupied as of October 1, 1987 at a current rental rate of $1.61 per square foot per year, being a total annual rental rate of $7,800.45.

         (mmmm)    Office at Apron Level, Building 520 (Exhibit 28, dated 1-1-
                   96): 488 square feet occupied as of July 1, 1995 at a current rental rate of $16.29 per square foot per year; being a total annual rental of $7,949.52.

         (nnnn) Baggage Re-check Area at Apron Level, Building 520 (Exhibit 28 dated 1-1-96): 1525 square feet occupied as of August 1, 1994 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $24,842.25.

         (oooo) Breakroom Area in Center Pod at Apron Level, Building 520 (Exhibit 28 dated 1-1-96): 921 square feet occupied as of August 1, 1996 at a current rental rate of $16.29 per square foot per year, being a total annual rental of $15,003.09.

         (pppp) Office space and hallway mezzanine level Building 520, (Exhibit 29 dated 1-1-96): 800 square feet occupied as of June 1, 1996 at a current annual rental rate of $16.29 per square foot per year, being a total annual rental of $13,032.00.

         (qqqq) Bus Stop Lobby at Main Level, Building 603 (Exhibit 30 dated 7-1-96): 5,433 square feet occupied as of July 1, 1996 at no rental charge.

         (rrrr)    Bus Stop at Apron Level, Building 603 (Exhibit 31 dated 7-1-
                   96): 8,150 square feet occupied as of July 1, 1996 at a current rental rate of $1.77 per square foot per year, being a total annual rental rate of $14,425.50.

         (ssss) Bus Stop Roadway at Apron Level, Building 603 (Exhibit 31 dated 7-1-96): 9,100 square feet occupied as of July 1, 1996 at a current rental rate of $0.375 per square foot per year being a total annual rental rate of $3,412.50.

    A-2  PREFERENTIAL USE PREMISES

    (a) Concourse G (Exhibit 25, dated 1-1-96): 54,588 square feet occupied as of April 1, 1995, at no rental charge (Lessee is paying debt service on construction costs). Concourse G is preferential use space which may be made available by LESSOR to other air carriers when and if LESSEE's and/or Mesaba's use of the facility is less than 75 flights per day. The lease of this space shall terminate on date of beneficial occupancy of the new midfield terminal.

    (b)  Baggage Hold Area (Tugs) at Concourse G (Exhibit 25, dated 1-1-96):
         43,890 square feet occupied as of April 1, 1995, at a current rental rate of $0.375 per square foot per year being a total annual rental rate of $16,458.75

    A-3  PRIOR PREMISES - COMMON USE

         Republic Airlines, Inc. after acquiring the interest of Eastern Air Lines, Inc. in certain space in the L. C. Smith Terminal, transferred said interest to U. S. Air, Inc. LESSEE has taken over all space formerly leased to U. S. Air, Inc. in the James M. Davey Terminal. LESSEE has agreed to pay for all charges for U. S. Air, Inc.'s Common Use Baggage related areas that exceed eighteen thousand four hundred sixty nine dollars and eight cents ($18,469.08) per year, the amount that U. S. Air, Inc. was paying for similar space in the James M. Davey Terminal prior to its relocation. This amount shall be subject to adjustment as provided in Paragraph C of this Article III.

    A-4  BASE PREMISES - EXCLUSIVE AND PUBLIC USE

         (a) Ticket Counter and Public Area at Main Level, Building 603 (Exhibit 14 dated 1-1-96): 4,530 square feet occupied as of June 3, 1986 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $8,018.10.

         (b) Baggage Make-up and Conveyor at Apron Level (North Side) Building 603 (Exhibit 15 dated 1-1-96): 5,749 square feet occupied as of June 3, 1986 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $10,175.73.

         (c) Operations Area at Apron Level, Concourse C (Exhibit 17 dated 6-1-89): 5,240 square feet occupied as of June 3, 1986 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $9,274.80.

         (d) Additional Operations Area at Apron Level, Concourse C (Exhibit 12 dated 1-1-96): 1740 square feet occupied and June 3, 1986 at a current rental rate of $1.77 per square foot per year being a current annual rental of $3,079.80.

         (e) Operations Areas at Apron Level, Concourse F (Exhibit 23 dated 1-1-96): 5,942 square feet occupied as of August 1, 1985 at a rental rate of $1.77 per square foot per year, being a current annual rental of $10,517.34.

         (f) Covered Area at Apron Level, Concourse C Extension (Exhibit 11 dated 1-1-96): 22,720 square feet occupied as of June 1, 1989 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $40,214.40 terminating May 31, 1994, after which date the lease shall be on a month-to-month basis and may be terminated by Lessor upon 30 days advance written notice to Lessee.

         (g) Walkway at Main Level, Concourse C Extension (Exhibit 10 dated 1-1-96): 2,011 square feet, occupied as of June 1, 1989 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $3,559.47 terminating May 31, 1994, after which date the lease shall be on a month-to-month basis and may be terminated by Lessor upon 30 days advance written notice to Lessee.

         (h) Operations Areas at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 10,040 square feet occupied as of August 1, 1985 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $17,770.80.

         (i) Unimproved Space at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 529 square feet occupied as of April 1, 1976 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $936.33.

         (j) Unenclosed Undercover Area at Apron Level, Concourse D (Exhibit 19 dated 1-1-96): 1,704 square feet occupied as of April 1, 1985 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $3,016.08.

         (k)  Tower Area at Lower Level, Concourse E (Exhibit 21 dated 1-1-96):
              720 square feet occupied as of August 1, 1985 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $1,274.40.

         (l)  Addition at Tower Area and Concourse E (Exhibit 21, dated 1-1-
              96): 865 square feet occupied as of 12-1-90 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $1,531.05.

         (m) Operations Area at Apron Level, Concourse C Extension (Exhibit 11 dated 1-1-96): 6,687 square feet, occupied as of June 1, 1989 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $11,835.99 terminating May 31, 1994, after which date the lease shall be on a month-to-month basis and may be terminated by Lessor upon 30 days advance written notice to Lessee.

         (n) Concourse G (Exhibit 25 dated 1-1-96): 54,588 square feet occupied as of 4-1-95 at a current rental rate of $1.77 per square foot per year, being a total annual rental of $96,620.76.

         (o)  Bus Stop at Main Level, Building 603 (Exhibit 30 dated 7-1-96):
              5,433 square feet occupied July 1, 1996 at a current rental rate of $1.77 per square foot per year, being a current annual rental of $9,616.41.

    Effective December 1, 1986 LESSEE shall pay an annual debt service charge of $753,317.26, which includes 25% coverage, for the United Airlines relocation project which shall be billed on a monthly basis of $62,776.44 in advance each month.

    Effective November 18, 1988 LESSEE shall pay an annual debt service charge of $19,507.27, which includes 25% coverage, for the Concourse "G" elevator project which shall be billed on a monthly basis of $1,625.61 in advance each month.

    Effective June 1, 1989 LESSEE will pay an annual debt service charge of $412,648.00, which includes 25% coverage, for the extension to Concourse "C" project which shall be billed on a monthly basis of $34,387.33 in advance each month.

    Effective April 1, 1995 LESSEE will pay an annual debt service charge of $1,958,194.00, which includes 25% coverage for the new Concourse "G" and other related projects which shall be billed on a monthly basis of $163,182.83 in advance each month.

    LESSEE will pay the above annual debt service on that portion of the 1986 and 1990 General Airport Revenue Bonds even though the term of such debt service obligation extends beyond the term of the lease of such temporary facilities.

    If, as a result of construction by the LESSOR of a north-south roadway and midfield expansion program on the Airport, any space on Concourse A leased to LESSEE shall be rendered unusable, LESSEE covenants and agrees to relocate all of its operations at the Airport to comparable space at the L. C. Smith Terminal or the Davey Terminal if space is not available in the L. C. Smith Terminal. In any event LESSEE shall vacate the leasehold space on Concourse A when the roadway construction commences at the Concourse A location.

    Further, if as a result of construction by the County of a north-south roadway on the Airport, any gates at Concourse A leased to USAir as a result of the assignment and the consequent amendment to the USAir Lease are rendered unusable, USAir has covenanted and agreed to relocate all its operations at the Airport to its existing gates on Concourse B. In the event that, and for so long as, the USAir gates on Concourse B are not available or cannot accommodate USAir's gate use requirements during such period and in the event that, and for so long as, no other gates at the Airport are reasonably available to USAir, Lessee will make necessary and reasonable arrangements to accommodate USAir at gates which it has under lease with the County so long as USAir agrees to reasonably cooperate with Lessee in the use of such gates.

    Rentals for space vacated by LESSEE on Concourse A will terminate upon the date the space is vacated. LESSEE shall not be responsible for lost Airport revenues or Airport expenses due to the relocation. LESSOR shall be responsible for any and all reasonable out-of-pocket direct relocation costs incurred by LESSEE as a result of the relocation.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendatory Agreement to be executed on their behalf by their respective duly authorized officers, their corporate seals to be hereunto affixed and attested by their proper corporate officers all as of the day and year first above written.


                                       COUNTY OF WAYNE

Attest:                                CHIEF EXECUTIVE OFFICER


/s/ ROBERT E. MURPHY                   /s/ EDWARD H. MCNAMARA
-------------------------              -------------------------------------
                                            Edward H. McNamara



                                         NORTHWEST AIRLINES, INC.
Attest:

                                         By /s/ JAMES M. GREENWALD
                                            --------------------------------
                                                 JAMES M. GREENWALD, VP
/s/ AL JOHNSON                           Its FACILITIES AND AIRPORT AFFAIRS
-------------------------                   --------------------------------

                                     [FLOOR PLAN]

DAVEY TERMINAL
MAIN LEVEL - NORTH PORTION
SCALE:  1" EQUALS 30'
                                                                   EXHIBIT NWA-1
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

DAVEY TERMINAL
APRON LEVEL - CENTRAL PORTION
SCALE: 1" EQUALS 50'
                                                                   EXHIBIT NWA-2
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

DAVEY TERMINAL
APRON LEVEL - NORTH PORTION
SCALE: 1" EQUALS 50'
                                                                   EXHIBIT NWA-3
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

DAVEY TERMINAL
MEZZANINE LEVEL
SCALE: 1" EQUALS 40'
                                                                   EXHIBIT NWA-4
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

DAVEY TERMINAL
MAIN LEVEL - NORTH PORTION
SCALE: 1" EQUALS 30'
                                                                   EXHIBIT NWA-5
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

DAVEY TERMINAL
APRON LEVEL - SOUTH PORTION
SCALE: 1" EQUALS 50'
                                                                   EXHIBIT NWA-6
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE A - MAIN LEVEL
SCALE: 1" EQUALS 50'
                                                                   EXHIBIT NWA-7
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE B - MAIN LEVEL
SCALE: 1" EQUALS 50'
                                                                   EXHIBIT NWA-8
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE B - APRON LEVEL
SCALE: 1" EQUALS 50'
                                                                   EXHIBIT NWA-9
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE "C" MAIN LEVEL - SOUTH EXPANSION
SCALE: 1" EQUALS 60'
                                                                  EXHIBIT NWA-10
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE C
APRON LEVEL - SOUTH EXPANSION PORTION
SCALE: 1" EQUALS 30'
                                                                  EXHIBIT NWA-11
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE C
MAIN LEVEL - SOUTHWEST PORTION
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-12
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE C
APRON LEVEL - SOUTHWEST PORTION
SCALE: 1" EQUALS 30'
                                                                  EXHIBIT NWA-13
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

L.C. SMITH TERMINAL
MAIN LEVEL - CENTRAL PORTION
SCALE: 1" EQUALS 40'
                                                                  EXHIBIT NWA-14
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

L.C. SMITH TERMINAL
APRON LEVEL - NORTHWEST PORTION
SCALE: 1" EQUALS 40'
                                                                  EXHIBIT NWA-15
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE C MAIN LEVEL
SCALE: 1" EQUALS 80'
                                                                  EXHIBIT NWA-16
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE C
APRON LEVEL - SOUTHWEST PORTION
SCALE: 1" EQUALS 60'
                                                                  EXHIBIT NWA-17
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE : D- MAIN LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-18
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE D - APRON LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-19
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE : E - MAIN LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-20
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE E - APRON LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-21
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE: F - MAIN LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-22
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE F - APRON LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-23
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE F - TUNNEL LEVEL
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-24
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CONCOURSE -G-
APRON LEVEL - NORTH PORTION
SCALE: 1" EQUALS 60'
                                                                  EXHIBIT NWA-25
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CENTRAL SERVICES - MAIN LEVEL
SCALE: 1" EQUALS 40'
                                                                  EXHIBIT NWA-26
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

CENTRAL SERVICES - APRON LEVEL (SOUTH)
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-27
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

INTERNATIONAL TERMINAL
APRON LEVEL - SOUTH PORTION
SCALE: 1" EQUALS 50'
                                                                  EXHIBIT NWA-28
                                                                   DATE 1-1-1996

                                     [FLOOR PLAN]

INTERNATIONAL TERMINAL
MEZZANINE LEVEL
SCALE: 1" EQUALS 20'
                                                                  EXHIBIT NWA-29
                                                                   DATE 1-1-1996

                                     [SITE PLAN]

MAIN LEVEL - BUS STOP (NWA)
SCALE: 1" EQUALS 20'
                                                                  EXHIBIT NWA-30
                                                                   DATE 7-1-1996

                                     [SITE PLAN]

APRON LEVEL BUS STOP (NWA)
SCALE: 1" EQUALS 20'
                                                                  EXHIBIT NWA-31
                                                                   DATE 7-1-1996